UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
___________________________

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 17, 2011

BARRETT BUSINESS SERVICES, INC.

(Exact name of registrant as specified in charter)

Maryland

(State or other jurisdiction of incorporation)

0-21886

(SEC File Number)

52-0812977

(IRS Employer Identification No.)

8100 N.E. Parkway Drive, Suite 200 Vancouver, Washington	98662
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(360) 828-0700

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 17, 2011, the board of directors of Barrett Business Services, Inc., elected Michael Elich to serve as a director to fill a vacancy left by the death of William Sherertz.  In addition, Mr. Elich was elected President and Chief Executive Officer.  Mr. Elich was previously appointed to the positions of President and CEO on an interim basis on January 20, 2011, following Mr. Sherertz's death.

A copy of the news release announcing Mr. Elich’s election and promotion is attached as Exhibit 99.1 and incorporated by reference.

Item 8.01.  Other Events.

On February 18, 2011, the company issued a news release announcing that its board of directors declared a regular quarterly cash dividend of $0.09 per share.  The dividend is payable on March 11, 2011, to all stockholders of record as of February 25, 2011.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits:  The following exhibit is filed with this Form 8-K:

                        99.1  News Release dated February 18, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARRETT BUSINESS SERVICES, INC.
Dated: February 18, 2011	By:	/s/ James D. Miller
James D. Miller Vice President-Finance, Treasurer and Secretary